Exhibit 10.1

EXECUTIVE EMPLOYMENT AGREEMENT

THIS EXECUTIVE EMPLOYMENT AGREEMENT (this “Agreement”) is entered into on August 31, 2016 by and among STG Group, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), and Phillip E. Lacombe (“Executive”).

WHEREAS, the Company wishes to engage Executive as its President and Chief Operating Officer, effective as of September 12, 2016 (the “Effective Date”);

WHEREAS, Executive wishes to join the Company as its President and Chief Operating Officer; and,

WHEREAS, this Agreement sets forth the terms of Executive’s employment relationship with the Company.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Employment. The Company shall employ Executive, and Executive hereby accepts employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning as of the Effective Date and ending as provided in Section 4 hereof (the “Employment Period”).

2.	Position and Duties.

(a)          During the Employment Period, Executive shall serve as President and Chief Operating Officer of the Company. During the Employment Period, Executive shall have the duties, responsibilities and authority customarily associated with the position of President and Chief Operating Officer and will have such other duties and authority consistent with such office as will be determined from time to time by the Board of Directors of the Company (the “Board”), or any Chief Executive Officer of the Company.

(b)          During the Employment Period, Executive shall devote substantially all of his efforts and business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its Subsidiaries; provided, however, that the foregoing shall not preclude Executive from devoting a reasonable amount of time to (i) civic, charitable, religious or other not-for-profit activities, (ii) serving as a director of Red Five and Bennett Advanced Research, and with the approval of the Board, serving as a director of other for profit entities, and (iii) subject to Section 7, managing passive private investments, so long as such activities do not conflict with or materially interfere with Executive’s responsibilities to the Company or the terms of this Agreement.

3.	Compensation and Benefits.

(a)          Base Salary. During the Employment Period, Executive’s base salary shall be at the rate of $450,000 per annum. Commencing in January 2017 and annually thereafter, the Board shall review and may increase such base salary (as it may be changed from time to time, the “Base Salary”). The Base Salary shall be payable by the Company in regular installments in accordance with the Company’s general payroll practices as in effect from time to time.

(b)          Bonus. Executive shall be eligible for an annual bonus (a “Bonus”) based on achievement of organizational and individual performance targets established by the compensation committee of the Board in consultation with Executive (provided that Executive acknowledges that the organizational targets for the fiscal year in which this Agreement is entered into already have been established). The Bonus at target level of achievement for a fiscal year shall be 100% of Base Salary (the “Target Bonus”) (but, for the avoidance of doubt, the actual Bonus may be higher or lower); provided that the Bonus for the fiscal year in which the Effective Date occurs shall be prorated based on the portion of such fiscal year Executive is employed hereunder, but shall be no less than the Target Bonus multiplied by a fraction, the numerator of which is the number of days Executive is employed hereunder during such fiscal year and the denominator of which is 365. The Bonus targets for fiscal year 2016 are attached as Exhibit A to the Summary of Terms between the parties dated [August ___, 2016]. Any earned Bonus shall be paid in the form of a cash lump sum. Except as provided in Section 4(b)(iv), payment of the earned Bonus shall be subject to Executive’s continued employment with the Company through the date the Bonus is paid, which shall be no later than the 15th day of the third month following the end of the fiscal year in which the fiscal year to which the Bonus relates ends. Executive acknowledges that the Company intends to structure the Bonus opportunity after the fiscal year in which the Effective Date occurs to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

(c)          New Equity Grants. Executive shall be granted five hundred thousand (500,000) Non-qualified Stock Options to purchase shares of the Company’s common stock as equity awards (the “Equity Grants”), of which 250,000 of such Equity Grants shall be made promptly following the Effective Date (the “First Tranche”) with an exercise price of the greater of (1) Fair Market Value on the date of grant or (2) $3.00 and 250,000 of such Equity Grants shall be made on or about the first anniversary of the Effective Date (the “Second Tranche”) with an exercise price of Fair Market Value on the date of grant, it being understood that the Second Tranche shall not be issued under the Plan, although such award shall incorporate and be subject to the terms of the Plan. The Equity Grants shall consist of Non-qualified Stock Options to purchase shares of the Company’s common stock. The award agreements for the Equity Grants are attached as Exhibit A and Exhibit B and are further subject to the applicable terms of this Agreement, which shall be deemed incorporated into such grants as if fully set forth therein.

(d)          Benefits. During the Employment Period, Executive shall be eligible to participate in all of the Company’s employee benefit programs for which executive officers of the Company are generally eligible on a basis no less favorable to him than provided any other similarly-situated executive officer.

(e)          Expenses. During the Employment Period, the Company shall reimburse Executive for all reasonable business expenses incurred by him in the course of performing his duties and responsibilities under this Agreement which are consistent with the Company’s policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company’s requirements with respect to reporting and documentation of such expenses.

4.	Termination.

(a)          The Employment Period (and Executive’s employment hereunder) shall continue until terminated (i) by Executive’s resignation without Good Reason, (ii) due to Executive’s death or upon written notice from the Company because of Executive’s Disability given while the Executive is Disabled, (iii) by Executive’s resignation for Good Reason, (iv) by the Company by terminating Executive’s employment hereunder without Cause or (v) by the Company by terminating Executive’s employment with Cause. Except as otherwise provided herein, any termination of the Employment Period by the Company or the Executive shall be effective as specified in a written notice from the terminating party (“Notice of Termination”).

(b)          If Executive’s employment is terminated for any reason, he (or, as applicable, his estate) shall be entitled to payment of the following: (i) any accrued but unpaid Base Salary, payable in accordance with the Company’s standard payroll procedures; (ii) accrued but unused vacation in accordance with Company policy: (iii) business expenses that have been incurred but have not yet been reimbursed pursuant to Section 3(f); (iv) unless Executive’s employment was terminated by the Company for Cause, any earned but unpaid Annual Bonus for the fiscal year preceding the year in which the Date of Termination occurs, payable when annual bonuses for such fiscal year are paid to the Company’s executive officers; and (v) any vested benefits under the terms of the Company’s employee benefit plans, payable as specified in such plans (collectively, the “Accrued Obligations”).

(c)          If Executive’s employment is terminated without Cause by the Company or Executive terminates his employment for Good Reason, Executive shall be entitled to the following (without duplication); provided that any amounts due hereunder (other than pursuant to subclause (i)) shall cease if the Executive violates the provisions of Section 5 or 7 below:

(i)          The Accrued Obligations;

(ii)         Payment of an amount equal to the Executive’s Base Salary, payable over the twelve (12) month period in equal installments in accordance with the Company’s normal payroll schedule, beginning on the first payroll date following the Release becoming irrevocable (the period with respect to which payment is made hereunder is the “Severance Period”); provided that if such termination occurs after the first anniversary of the Effective Date and is upon or within 12 months following a Change in Control that also constitutes a change in control event under Treas. Reg. Section 409A-3(i)(5) (a “Change in Control Termination”), the Executive shall receive the amounts set forth above in a cash lump sum within five (5) Business Days following the date that the Release becomes irrevocable.

(iii)        Payment at the same time the payments in subclause (ii) are made, of 12 monthly “COBRA” premiums in effect as of the Date of Termination for the health, dental and vision coverage in effect for Executive and his dependents at such time; provided, that if payment is made in connection with a Change in Control Termination, this benefit shall be a lump sum payment equal to 12 times the monthly “COBRA” premiums, payable at the same time the Change in Control Termination payment under subclause (ii) is paid;

(iv)        A Pro Rata Bonus, payable when annual bonuses for such fiscal year are paid to the Company’s executive officers; and

(v)          In the event such termination is not a Change in Control Trigger (as defined below), (A) with respect to the portion of the Equity Grants that have been granted to Executive (and, for the avoidance of doubt, this subparagraph (v)(A) shall apply notwithstanding any contrary provision of any grant agreement or plan document), (1) if such termination occurs within six (6) months of the Effective Date, there shall be no accelerated vesting of any portion of the Equity Grants, (2) if such termination occurs between the six (6) month and twelve (12) month anniversary of the Effective Date, 50% of the unvested portion of the First Tranche shall accelerate and vest immediately upon such termination, and (3) if such termination occurs on or after the first anniversary of the Effective Date but prior to the second anniversary of the Effective Date, 100% of the unvested portion of the First Tranche and 50% of the unvested portion of the Second Tranche shall accelerate and vest immediately upon such termination, and (B) with respect to any other equity award, such treatment as provided in the applicable grant agreement.

Executive shall not be entitled to any other salary, compensation or employee benefits after termination of the Employment Period, except as otherwise expressly required by applicable law. Notwithstanding anything herein to the contrary, the payments and benefits to be provided pursuant to Subsections 4(c)(ii) through (vi) are subject to Executive executing a release of claims substantially in the form attached hereto as Exhibit C (a “Release”) and such Release becoming irrevocable within 55 days following the Date of Termination. Notwithstanding anything in this Section 4(b) to the contrary, in the event that that the period following the Date of Termination during which the Release must be executed and not revoked begins in one calendar year and ends in the subsequent calendar year, then any amount payable pursuant to this Section 4(b) that could otherwise be payable in either the calendar year in which the Date of Termination occurs or the immediately subsequent calendar year, will in all events be paid in such immediately subsequent calendar year, subject to Executive’s timely execution (without revocation) of such Release.

(d)          If the Employment Period is terminated by the Company for Cause or by Executive without Good Reason, or due to Executive’s death or Disability, Executive (or, as applicable, his estate) shall only be entitled to the Accrued Obligations, and any equity awards shall be treated as specified in the applicable grant agreement. Except as otherwise set forth herein, Executive shall not be entitled to any other salary, compensation or benefits from the Company or its Subsidiaries thereafter, except as specifically provided for in the Company’s employee benefit plans or as otherwise expressly required by applicable law.

(e)          Notwithstanding anything above to the contrary, the foregoing shall not affect Executive’s right to indemnification by the Company or his right to directors’ and officers’ liability insurance in accordance with Section 25 of this Agreement.

(f)          Executive shall have no obligations to mitigate the amounts due hereunder upon a termination and no amounts due hereunder shall be offset by any other amounts earned by the Executive.

5.          Confidential Information. Executive acknowledges that the Confidential Information (as defined herein) obtained by him while employed by the Company and its Subsidiaries concerning the business or affairs of the Company or its Subsidiaries are the exclusive property of the Company or such Subsidiary. Executive shall treat and hold as confidential any proprietary or confidential information concerning the business and affairs of the Company and its Subsidiaries that is not already generally available to the public or known within the relevant trade or industry (the “Confidential Information”, which shall include, without limitation, information concerning the Company’s marketing and business methods, procedures and strategies, fees, rates, clients, mailing lists, trade secrets, plans for the development of new services, and plans for the expansion into new areas or markets, financial records, data, results of operations and billings) and shall refrain, other than in the ordinary course of the Company’s or its Subsidiaries’ business, from using or disclosing any of the Confidential Information to third parties unrelated to the Company or its Subsidiaries. Executive shall deliver to the Company at the termination of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) embodying or relating to the Confidential Information, Work Product (as defined in Section 6 hereof) or other Confidential Information relating to the business of the Company or its Subsidiaries which he may then possess or have under his control. Nothing herein, however, shall prohibit Executive from retaining (i) papers and other materials of a personal nature, including, without limitation, photographs, correspondence, personal diaries, calendars, models and Rolodexes and address books (including those that comingle personal and business contact information), personal files and phone books, or (ii) information showing his compensation or relating to reimbursement of expenses and (iii) information that he reasonably believes may be needed for tax purposes or (iv) copies of plans, programs or agreements relating to his employment or termination thereof. In addition, during the Employment Period, Executive acknowledges that the Company may receive from third parties their confidential or proprietary information and if Employee knows or reasonably should have known that the Company was required to keep such information confidential by such third party, Executive agrees to treat such information as “Confidential Information” hereunder. During the Employment Period and thereafter, and without in any way limiting the provisions of this Section 5, Executive agrees to hold all Confidential Information in the strictest confidence and not to disclose it to any unauthorized person or to use it except in both cases in the ordinary course of business in carrying out in good faith Executive’s duties for and responsibilities to the Company or its Subsidiaries and Affiliates, unless expressly authorized by the Company in writing. Notwithstanding anything elsewhere to the contrary, Confidential Information (or any other confidential or proprietary information) shall not include information which becomes generally known to and available for use by the public or known within the relevant trade or industry other than as a result of Executive’s violation of this Section 5. Notwithstanding anything elsewhere to the contrary, any non-disclosure provision in this Agreement does not prohibit or restrict Executive from responding to any inquiry by the Securities and Exchange Commission or any other self-regulatory organization or governmental entity (“Regulatory Entities”) and the provisions of this Section 5 shall not apply (i) when disclosure is required by law or by any court, arbitrator, mediator or administrative or legislative body (including any committee thereof) with actual or apparent jurisdiction to order Executive to disclose or make accessible any information, (ii) with respect to any other litigation, arbitration or mediation involving any agreement between or among Executive, the Company and/or its Subsidiaries, or (iii) in connection with any assistance Executive provides pursuant to Section 14. Except in connection with any request by a Regulatory Entity, Executive agrees that in the event he is requested by subpoena, court order, search order or other legal process to disclose Confidential Information, unless otherwise prohibited by law or regulation, Executive shall promptly as reasonably practicable notify the Company of such request and agrees not to disclose any Confidential Information unless and until the Company has expressly authorized him to do so in writing or the Company has had a reasonable opportunity under the circumstances to object to such request or to litigate the matter (of which the Company agrees to keep Executive informed) and has failed to do so, provided that Executive may disclose such Confidential Information if advised by his legal counsel that he would be in contempt of court not to do so.

6.          Inventions and Patents. Executive acknowledges that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) (“Works”) which relate to the Company’s or its Subsidiaries’ actual or anticipated business, research and development or existing or future products or services (provided such anticipated business, research or development or such future products or services are under active development at the time Executive is creating any Work covered herein) and which are conceived, developed or made by Executive while employed by the Company or its Subsidiaries or their respective predecessors (“Work Product”) belong to the Company or such Subsidiary. Any copyrightable work prepared in whole or in part by Executive in the course of his work for any of the foregoing entities shall be deemed a “work made for hire” under the copyright laws, and the Company or such Subsidiary shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire,” Executive hereby assigns and agrees to assign to the Company or such Subsidiary all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period), at the Company’s sole expense (including reimbursing Executive for any legal fees incurred by him to the extent he reasonably determines that legal assistance is necessary in connection with his obligations or rights under this Section 6), to establish and confirm the Company’s or such Subsidiary’s ownership (including, without limitation, assignments, consents, powers of authority, and other instruments).

7.	Executive Covenants.

(a)          Covenant not to Compete. For the duration of the Employment Period and, if Executive’s employment is terminated either by the Company for Cause or by Executive without Good Reason, for twelve (12) months thereafter, Executive shall not, directly or indirectly, provide services to any Designated Company.

(b)          Non-Solicitation. For the duration of the Employment Period and for twelve (12) months thereafter, other than in the course of performing his duties, Executive shall not directly or indirectly through another person (i) induce or attempt to induce any employee of the Company or any of its Subsidiaries to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any of its Subsidiaries and any employee thereof, (ii) hire, within ninety days of such person’s termination of employment with the Company or any of its Affiliates, any person who was an employee of the Company or any Subsidiary at any time while Executive is employed by the Company or (iii) personally induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any Subsidiary to cease doing business with the Company or such Subsidiary, or in any way personally interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary. This Section 7(b) shall not apply to (i) general advertisements to hire employees not directed at individuals described herein or (ii) Executive serving as a reference for any such individual.

(c)          Blue-Penciling/Remedies. Notwithstanding anything in this Section 7 to the contrary, if at any time a court holds that the restrictions stated in this Section 7 are unreasonable or otherwise unenforceable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area determined to be reasonable under such circumstances by such court shall be substituted for the stated period, scope or area, and the court making the determination of unreasonableness or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed. The parties acknowledge and agree that money damages would not be an adequate remedy for any breach or threatened breach of the provisions of this Section 7 and that, in such event, the Company and its Successors or assigns may, in addition to any other rights and remedies existing in its favor, apply to any court of competent jurisdiction for specific performance, injunctive and/or other relief in order to enforce or prevent any violations of the provisions of this Section 7 (including, if the court so determines, the extension of the covenants described herein by a period equal to the length of court proceedings necessary to stop such violation). Any injunction shall be available without the posting of any bond or other security or proving actual damages. The parties agree that the restrictions contained in this Section 7 are reasonable in all respects.

8.          Mutual Nondisparagement. Each party (which, in the case of the Company, shall mean the Company by authorized statement or its executive officers and the members of the Board) agrees, during the Employment Period and following the Date of Termination, to refrain from Disparaging (as defined below) the other party and its Affiliates, including, in the case of the Company, any of its services, technologies or practices, or any of its directors, officers, agents, representatives or stockholders, either orally or in writing. Nothing in this paragraph shall preclude any party from making truthful statements that are reasonably necessary to comply with applicable law, regulation or legal process, or to defend or enforce a party’s rights under this Agreement or any other agreement between the Parties. The foregoing shall not be violated by truthful statements rebutting statements about a party made by others. For purposes of this Agreement, “Disparaging” means making remarks, comments or statements, whether written or oral, that impugn the character, integrity, reputation or abilities of the person being disparaged.

9.          Executive’s Representations. As of the Effective Date and the date hereof, Executive hereby represents and warrants to the Company that, to the best of his knowledge, (i) the execution, delivery and performance of this Agreement by Executive do not conflict with, breach, violate or cause a default under any contract, written agreement, written instrument or court order, judgment or decree to which Executive is a party or by which he is bound, (ii) except as otherwise disclosed to the Company, Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (iii) upon the execution and delivery of this Agreement by the Company and Executive, this Agreement shall be the valid and binding obligation of Executive, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally. Executive hereby acknowledges and represents that he has consulted with any independent advisors he deems necessary regarding his rights and obligations under this Agreement and that he fully understands the terms and conditions contained herein.

10.         Company and Company Representations. The Company represents and warrants that, to the best of its knowledge, (i) the execution, delivery and performance of this Agreement by it has been fully and validly authorized by all necessary corporate action, (ii) the officer signing this Agreement on its behalf is duly authorized to do so, (iii) the execution, delivery and performance of this Agreement does not violate any applicable law, regulation, order, judgment or decree or any agreement, plan or corporate governance document to which it is a party or by which it is bound and (iv) upon execution and delivery of this Agreement by the parties, it shall be a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

11.         Definitions. When used in this Agreement, the following terms have the meanings set forth below:

“Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

“Board” means the board of managers of the Company.

“Cause” for the termination of Executive’s employment with the Company will be deemed to exist if (a) Executive has been convicted for committing an act of fraud, embezzlement, theft or other act constituting a felony (other than traffic related offenses or as a result of vicarious liability), (b) Executive willfully engages in illegal conduct or gross misconduct that is significantly injurious to the Company; however, no act or failure to act, on Executive’s part shall be considered “willful” unless done or omitted to be done, by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company or (c) failure to attempt in good faith to perform his duties (other than as a result of physical or mental incapacity) after the receipt of a notice from the Company detailing such failure and the failure to cure such failure within 30 days of such notice. For the avoidance of doubt, termination of Executive’s employment due to Disability is not a termination without Cause.

“Change in Control” means a “Change in Control” or a “Corporate Transaction” as defined in the Company’s 2015 Omnibus Incentive Plan, as amended (the “Plan”); provided, however, that (1) a merger or consolidation described in subsection (i) of the definition of Corporate Transaction shall not constitute a Corporate Transaction for purposes of this Agreement if the holders of the Company’s voting securities immediately prior to the merger continue to beneficially own, directly or indirectly, at least a majority of the voting securities in the Successor or its parent immediately after the merger, and (2) a sale, transfer or other disposition described in subsection (ii) of the definition of Corporate Transaction shall not constitute a Corporate Transaction for purposes of this sentence if the holders of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, at least a majority of the voting securities of the purchaser or transferees of such assets immediately after such transaction.

“Code” means the Internal Revenue Code of 1986, as amended.

 “Date of Termination” means (i) if Executive’s employment is terminated by the Company for Cause, the date of receipt of the Notice of Termination or any later date specified therein within thirty (30) days of such notice, as the case may be, (ii) if Executive’s employment is terminated by the Company without Cause, the date of receipt of the Notice of Termination or any later date specified therein within thirty (30) days of such notice, as the case may be, (iii) if Executive’s employment is terminated by Executive for Good Reason, at the time period specified in the Notice of Termination consistent with the procedural provisions in the definition of Good Reason, (iv) if Executive’s employment is terminated by Executive other than for Good Reason, the date specified in such notice, provided that such date is at least 30 days after the giving of such notice, and (v) if Executive’s employment is terminated by reason of death or Disability, the date of Executive’s death or the date specified in the notice of termination for Disability, as applicable; provided that in each case termination of employment constitutes a “separation from service” for purposes of Section 409A of the Code and the regulations promulgated thereunder.

“Designated Company” means one of the twelve (12) companies (or segments thereof) on Exhibit D hereto (and any Subsidiaries and successors thereof). The Company may at any time change the companies that are Designated Companies so long as there are no more than twelve (12), the Companies are competitors of the Company and Executive is notified of the change in writing at least ninety (90) days prior to termination of his employment with the Company.

“Disability” means that as a result of physical or mental illness or incapacity the Executive has been unable to perform his material duties for 180 days in any 365 day period.

 “Good Reason” means the occurrence of any of the events or conditions described in clauses (a) through (d) hereof, without Executive’s prior written consent: (a)(i) any material adverse change in Executive’s authority, duties or responsibilities (including reporting responsibilities and lines); (b) a material reduction in Executive’s Base Salary; (c) the imposition of a requirement that Executive be based (i) at any place outside a 50-mile radius from Executive’s principal place of employment immediately prior to the Change in Control or (ii) at any location other than the Company’s corporate headquarters, except, in each case, for reasonably required travel on Company business which is not materially greater in frequency or duration than prior to the Change in Control; or (d) any material breach by the Company of any provision of this Agreement, including the failure of the Company to obtain an agreement, reasonably satisfactory to Executive from any Successor to assume and agree to perform this Agreement pursuant to Section 22. Notwithstanding anything to the contrary in this Agreement, no termination will be deemed to be for Good Reason hereunder unless (i) Executive provides written notice to the Company identifying the applicable event or condition within 90 days of the occurrence of the event or the initial existence of the condition, (ii) the Company fails to remedy the event or condition within a period of 30 days following such notice, and (iii) Executive terminates his employment as a result of such failure to cure within 30 days after the end of the cure period.

“Person” means and includes an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof and any other entity.

“Pro Rata Bonus” means the product of (a) the actual Bonus for fiscal year in which the Date of Termination occurs, as determined by the compensation committee of the Board based on actual performance for the year relative to the preestablished targets (but with any personal factor being at no less than one hundred percent (100%), (b) multiplied by a fraction, the numerator of which is the number of days in such fiscal year up to and including the Date of Termination and the denominator of which is 365.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Successor” means a corporation or other entity acquiring all or substantially all the assets and business of the Company, whether by operation of law, by assignment or otherwise.

12.         Tax Issues. Notwithstanding anything contained in this Agreement (or any other agreement between Executive and the Company or its Subsidiaries) to the contrary, the Company and its Subsidiaries shall be entitled to deduct and withhold from any amounts distributable or due to Executive from the Company or any of its Subsidiaries, including from Executive’s wages, compensation, or benefits, as may be required by the Code, or under any state or local law relating to compensation. In addition, the parties intend that any compensation, benefits and other amounts payable or provided to Executive under this Agreement be exempt from or shall be paid or provided in compliance with Section 409A of the Code and all regulations, guidance, and other interpretative authority issued thereunder (collectively, “Section 409A”) such that there will be no adverse tax consequences, interest, or penalties for Executive under Section 409A as a result of the payments and benefits so paid or provided to him, and this Agreement shall be interpreted accordingly; provided, however, that the Company, its Affiliates and Successors, and their respective employees, officers, directors, agents and representatives (including, without limitation, legal counsel) will not have any liability to Executive with respect to any taxes, penalties, interest or other costs or expenses Executive or any related party may incur with respect to or as a result of Section 409A or for damages for failing to comply with Section 409A. The parties agree to modify this Agreement, or the timing (but not the amount) of the payments hereunder of severance or other compensation, or both, to the extent necessary to comply with and to the extent permissible under Section 409A. In addition, notwithstanding anything to the contrary contained in any other provision of this Agreement, the payments and benefits to be provided Executive under this Agreement shall be subject to the provisions set forth below.

(a)          The date of Executive’s “separation from service,” as defined in the regulations issued under Section 409A, shall be treated as Executive’s Date of Termination for purposes of determining the time of payment of any amount that becomes payable to Executive pursuant to Section 4 hereof upon the termination of his employment and that is treated as an amount of deferred compensation for purposes of Section 409A.

(b)          In the case of any amounts that are payable to Executive under this Agreement in the form of installment payments, Executive’s right to receive such payments shall be treated as a right to receive a series of separate payments under Treas. Reg. §1.409A-2(b)(2)(iii).

(c)          If Executive is a “specified employee” within the meaning of Section 409A at the time of his “separation from service” within the meaning of Section 409A, then any payment otherwise required to be made to his under this Agreement on account of his separation from service, to the extent such payment (after taking in to account all exclusions applicable to such payment under Section 409A) is properly treated as deferred compensation subject to Section 409A, shall not be made until the first business day after (i) the expiration of six months from the date of Executive’s separation from service, or (ii) if earlier, the date of Executive’s death (the “Delayed Payment Date”). On the Delayed Payment Date, there shall be paid to Executive or, if Executive has died, to Executive’s estate, in a single cash lump sum, an amount equal to aggregate amount of the payments delayed pursuant to the preceding sentence.

(d)          To the extent that the reimbursement of any expenses or the provision of any in-kind benefits pursuant to this Agreement is subject to Section 409A, (i) the amount of such expenses eligible for reimbursement, or in-kind benefits to be provided hereunder during any one calendar year shall not affect the amount of such expenses eligible for reimbursement or in-kind benefits to be provided hereunder in any other calendar year; provided, however, that the foregoing shall not apply to any limit on the amount of any expenses incurred by Executive that may be reimbursed or paid under the terms of the Company’s medical plan, if such limit is imposed on all similarly situated participants in such plan; (ii) all such expenses eligible for reimbursement hereunder shall be paid to Executive as soon as administratively practicable after any documentation required for reimbursement for such expenses has been submitted, but in any event by no later than December 31 of the calendar year following the calendar year in which such expenses were incurred; and (iii) Executive’s right to receive any such reimbursements or in-kind benefits shall not be subject to liquidation or exchange for any other benefit.

13.	Golden Parachute Provisions.

(a)          In the event Executive becomes entitled to receive payments and benefits hereunder or otherwise and such payments and benefits (the “Total Payments”) will be subject to the tax (the “Excise Tax”) imposed by Section 4999 of the Code, or any similar tax that may hereafter be imposed, the Tax Counsel (defined below) shall compute the “Net After-Tax Amount,” and the “Reduced Amount,” and shall adjust the Total Payments as described below. The Net After-Tax Amount shall mean the present value of the Total Payments, net of all federal income, excise and employment taxes that would be imposed on Executive by reason of such payments. The Reduced Amount shall mean the largest aggregate amount of the Total Payments that can be paid without any amount being subject to the Excise Tax. If the Company determines that the Reduced Amount is greater than the Net After-Tax Amount, the Total Payments will be reduced to the Reduced Amount. Such reduction to the Total Payments shall, to the extent permitted by Section 280G and Section 409A, be in the order specified by the Executive or, if not specified or can’t be specified, be made by first reducing or eliminating any cash severance benefits, then by reducing or eliminating any accelerated vesting of equity awards in the manner that results in the largest amount being paid to Executive and then by reducing or eliminating any other remaining Total Payments, in each case in reverse order beginning with the payments which are to be paid the farthest in time from the date of the transaction triggering the Excise Tax.

(b)          All determinations under this Section 13 shall be made by a tax advisor selected by the Company before the change in control event and reasonably acceptable to Executive (“Tax Counsel”), the fees and expenses of which shall be borne solely by the Company For purposes of determining the Net After-Tax Amount, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Change in Control of the Company occurs, and state and local income taxes at the highest marginal rate of taxation in the state and locality of Executive’s residence on the effective date of the Change in Control of the Company, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes, taking into account the reduction in itemized deduction under Section 68 of the Code.

14.         Executive’s Cooperation. As reasonably requested by the Company and at times and on schedules and at locations that are reasonably consistent with Executive’s other business and personal activities and commitments and provided such cooperation is not adverse to Executive’s legal or economic interests, Executive agrees to reasonably cooperate with the Company and its Subsidiaries in any (dispute during the Employment Period or thereafter with one or more third parties, internal investigation or administrative, regulatory or judicial investigation or proceeding which relates to a matter that Executive has knowledge of as a result of his employment with the Company. In the event the Company requires Executive’s cooperation in accordance with this Section 14 after the Employment Period and during Executive’s lifetime, the Company shall reimburse Executive for reasonable travel expenses (including lodging and meals), upon submission of receipts. In addition, if Executive provides such assistance at a time with respect to which the Company is not making payments to Executive under Section 4 herein, Executive shall receive reasonable compensation for assisting the Company but not for Executive’s time providing sworn testimony.

15.         Notices. Any notice, request or other communication given in connection with this Agreement shall be in writing and shall be deemed to have been given (i) when personally delivered to the recipient (provided written acknowledgement of receipt is obtained), (ii) two days after being sent by reputable overnight courier service or (iii) three days after being mailed by first class mail, return receipt requested, to the recipient at the address below indicated:

Notices to Executive:

[At the last address on file with the Company]

Notices to the Company:

STG Group, Inc.
11091 Sunset Hills Road
Suite 200
Reston, Virginia 20190

Attention: Chairman of the Board

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party in accordance with this paragraph.

16.         Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company’s chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

17.         Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any action in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein and in all events in a manner to give maximum effect to the intent of the parties hereunder.

18.         Complete Agreement. This Agreement and those documents expressly referred to herein as in effect as of the date hereof and as executed by all the parties hereto embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof. For the avoidance of doubt, the provisions of Sections 3(c), 4(c)(v), 4(c)(vi) and 23 relating to equity awards and the definitions of “Cause”, “Good Reason” and “Disability” herein, shall apply in lieu of any contrary provision of any applicable plan document or grant agreement (notwithstanding any other provision in such plan document or grant agreement, including without limitation the grant agreements attached hereto as Exhibit A and Exhibit B).

19.         No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

20.         Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

21.         Successors and Assigns. This Agreement will be binding upon and will inure to the benefit of the Company and its Successors, and the Company will require any Successors to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Neither this Agreement nor any right or interest hereunder will be assignable or transferable by Executive or by Executive’s beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement will inure to the benefit of and be enforceable by Executive’s legal representatives.

22.         Choice of Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

23.         Amendment and Waiver. The provisions of this Agreement may be amended or terminated only with the prior written consent of the Company (as approved by the Board) and Executive and as memorialized in a writing specifically referencing the provisions being so amended or terminated. Any waiver of any provision of this Agreement shall be effective only if in writing, specifically referencing the provision being waived and signed by the person against whom enforcement of the waiver is being sought (which in the case of the Company shall require approval of the Board), and no course of conduct or course of dealing or failure or delay by any party hereto in enforcing or exercising any of the provisions of this Agreement (including, without limitation, the Company’s right to terminate the Employment Period for Cause or Executive’s right to terminate it for Good Reason) shall affect the validity, binding effect or enforceability of this Agreement or be deemed to be an implied waiver of any provision of this Agreement.

24.         Dispute Resolution. All disputes relating to this Agreement, including its enforceability, other than with respect to Sections 5 through 7 hereof, shall be resolved by final and binding arbitration before an arbitrator appointed by the Judicial Arbitration and Mediation Service (JAMS), with the arbitration to be held in Fairfax County, Virginia. Judgment upon the award may be entered in any court having jurisdiction thereof. The foregoing procedures shall also determine any reference to any term used herein that is utilized in any plan, program or grant.

25.         Indemnification and Liability Insurance. The Company hereby agree to indemnify Executive and hold Executive harmless, to the maximum extent permitted by law, against and in respect of any and all actions, suits, proceedings, claims, demands, judgments, costs, expenses (including reasonable attorney’s fees), losses, and damages (collectively, “Claims and Expenses”) resulting from Executive’s good faith performance of Executive’s duties and obligations as an officer or director of the Company, any Subsidiary or as a fiduciary of any benefit plan of any of the foregoing or in any other role any of them request Executive to serve; provided, that Executive shall not be entitled to indemnification hereunder against Claims and Expenses that are finally determined by a court of competent jurisdiction to have resulted from Executive’s fraud or willful misconduct. The Company shall cover Executive under directors’ and officers’ liability insurance both during and, while potential liability exists, after the term of this Agreement in the same amount and to the same extent as the Company covers its other officers and directors. The obligations under this Section 25 shall survive the termination of Executive’s employment with the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Executive Employment Agreement as of the date first written above.

STG GROUP, INC.

By:	/s/ Cheryl D. Garrison
Name:	Cheryl D. Garrison
Title:	Chief People Officer

EXECUTIVE

/s/ Phillip E. Lacombe
Phillip E. Lacombe

EXHIBIT A

STG GROUP, INC.

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:	Phillip E. Lacombe

8700 Cathedral Forest Dr.

Fairfax Station, VA 22039

You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. The award will not be issued under the Global Defense & National Security Systems, Inc. 2015 Omnibus Incentive Plan, as amended from time to time (the “Plan”), but will be subject to the Plan’s terms and conditions, which are incorporated herein and will be incorporated into such award by reference, as if such award were granted under the Plan. Unless otherwise defined herein, the terms defined in the Plan or the Option Agreement shall have the same defined meanings in this Notice.

Date of Award:	[September ___, 2016]

Exercise Price per Share:	$[Greater of (1) Fair Market Value on Date of Award and (2) $3.00]

Total Number of Shares Subject to the Option (the “Shares”):	250,000

Type of Option:	Non-Qualified Stock Option

Expiration Date:	[September ___, 2026]

Post-Termination Exercise Period:	Three (3) Months

Vesting Schedule:

Subject to the limitations set forth in this Notice, the Plan and the Option Agreement, and except as otherwise provided in the Executive Employment Agreement by and between the Grantee and the Company, effective as of [September ___, 2016] (the “Executive Employment Agreement”), the Option shall vest and become exercisable, in whole or in part, in accordance with the following schedule:

Date of Vesting:[1]	Percentage of Award Vested:

Date of Award	25%

[March ___, 2017]	50%

[September ___, 2017]	75%

[March ___, 2018]	100%

1 Based off employment start date.

provided, that if the Grantee’s Continuous Service is terminated without Cause by the Company or for Good Reason by the Grantee, (1) if such termination occurs within six (6) months of the Effective Date (as defined in the Executive Employment Agreement), there shall be no accelerated vesting of any portion of the Option, (2) if such termination occurs between the six (6) month and twelve (12) month anniversary of the Effective Date, 50% of the unvested portion of the Option shall accelerate and vest immediately upon such termination, and (3) if such termination occurs on or after the first anniversary of the Effective Date, the Option shall accelerate and vest in full.

In all other cases, vesting shall cease and any unvested portion of the Option shall be immediately forfeited upon termination of the Grantee’s Continuous Service.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, the Option Agreement and the Executive Employment Agreement.

STG Group, Inc.

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST AND BECOME EXERCISABLE, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER).

The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 13 of the Option Agreement. The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 14 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Grantee

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STG GROUP, INC.

STOCK OPTION AWARD AGREEMENT

1.          Grant of Option. STG Group, Inc., a Delaware corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”), and the provisions of the Executive Employment Agreement by and between the Grantee and the Company, effective as of [September ___, 2016] (the “Executive Employment Agreement”) that pertain to this Option, which are incorporated herein by reference. This Option is not issued under the Global Defense & National Security Systems, Inc. 2015 Omnibus Incentive Plan, as amended from time to time (the “Plan”), but is subject to the Plan’s terms and conditions, which are incorporated herein by reference, as if this Option were granted under the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

2.          Exercise of Option.

(a)          Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b)          Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon the date set forth in paragraph 1 of the Exercise Notice.

(c)          Taxes. The Grantee shall be responsible for payment of all taxes relating to the exercise of the Option and the receipt and disposition of related Shares. The Grantee shall be responsible for making arrangements acceptable to the Administrator for the satisfaction of such tax withholding obligations; provided, however, that the Company may require that any tax withholding obligation arising as a result of the exercise of the Option be satisfied through the withholding by the Company of a number of Shares having a Fair Market Value equal to the minimum statutory withholding obligation (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes) that could be imposed on the transaction and, in any case, which would not result in additional accounting expense to the Company.

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3.          Notice of Exercise and Method of Payment. Notwithstanding anything herein or elsewhere to the contrary, the Grantee’s right to exercise the Option shall be conditioned upon the Grantee’s provision of advance written notice to the Company of the Grantee’s desire to exercise the Option and the Company’s and the Grantee’s agreement as to the method of payment of the exercise price and satisfaction of any tax withholding obligations resulting from the exercise. The advance written notice of exercise shall be provided by delivery to the Company of the Exercise Notice set forth in Exhibit A at least ten (10) business days before the date the Grantee intends to exercise all or any portion of the Option. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee and subject to the last paragraph of this Section 3 and, with respect to subsection (d), subject to the prior consent of the Company; provided, however, that such exercise method does not then violate any Applicable Law:

(a)          cash;

(b)          check;

(c)          surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(d)          with the prior consent of the Company, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(e)          with the prior consent of the Company, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

Notwithstanding any other provision of this Section 3, the Company may require that payment of the Exercise Price be made only pursuant to Section 3(d) above.

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4.          Restrictions on Exercise. The Option may not be exercised (i) if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws or (ii) prior to the date a Form S-8 registration statement covering the Shares underlying the Option shall have been filed and become effective. If the exercise of the Option within the applicable time periods set forth in Section 5, 6 and 7 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

5.          Termination or Change of Continuous Service. In the event the Grantee’s Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”). The Post-Termination Exercise Period shall commence on the Termination Date. In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise any vested portion of the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee’s Continuous Service (also the “Termination Date”). In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 6 and 7 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

      For purposes of this Award, the term “Cause” has the meaning set forth in the Executive Employment Agreement.

      For purposes of this Award, “Good Reason” has the meaning set forth in the Executive Employment Agreement.

6.          Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

7.          Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

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8.          Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

9.          Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

10.         Tax Consequences. The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

11.         Entire Agreement: Governing Law. The Notice, the Plan, this Option Agreement, and the provisions in the Executive Employment Agreement that pertain to this Option constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12.         Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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13.         Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

14.         Venue and Waiver of Jury Trial. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 8 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Delaware state court) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

15.         Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

END OF AGREEMENT

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EXHIBIT A

EXERCISE NOTICE

[COMPANY

ADDRESS]

Attention: Secretary

1.          Exercise of Option. Effective as of ______________, ___2 the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase ___________ shares of the Common Stock (the “Shares”) of STG Group, Inc. (the “Company”) under and pursuant to the Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated ______________, ________. This award is not issued under the Global Defense & National Security Systems, Inc. 2015 Omnibus Incentive Plan, as amended from time to time (the “Plan”), but is subject to the Plan’s terms and conditions, which are incorporated herein by reference, as if such award were granted under the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

2.          Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3.          Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

4.          Payment. The Grantee hereby agrees to deliver to the Company the full Exercise Price for the Shares in accordance with Section 3 of the Option Agreement or to make arrangements acceptable to the Company to satisfy such obligations prior to the date of exercise.

5.          Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

2 Must be at least ten (10) business days after date this Exercise Notice is delivered to the Company.

1

6.          Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee.

7.          Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

8.          Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

9.          Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10.         Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11.         Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12.         Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

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13.         Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:

GRANTEE:	STG Group, Inc.:

By:

Title:
(Signature)

Address:	Address:

8700 Cathedral Forest Dr.	11091 Sunset Hills Road, Suite 200
Fairfax Station, VA 22039	Reston, Virginia 20190

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EXHIBIT B

STG GROUP, INC.
(FORMERLY GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.)

2015 Omnibus INCENTIVE PLAN

Grantee’s Name and Address:	Phillip E. Lacombe

8700 Cathedral Forest Dr.

Fairfax Station, VA 22039

The Compensation Committee of STG Group, Inc. (the “Company”) has authorized the granting of an option to purchase shares of Common Stock on a [date to be on or about September ___, 2017 to be determined by the Compensation Committee]. The option described in this letter will be awarded to you subject only to your continued employment by the Company on the date of grant. The award will be subject to the Global Defense & National Security Systems, Inc. 2015 Omnibus Incentive Plan, as amended from time to time (the “Plan”), the terms and conditions of this letter (the “Letter”), and the Stock Option Award Agreement (“Option Agreement”) attached hereto. Other than the terms set forth below, the terms of the Option will be the same as the terms in the Stock Option Award you were provided today by the Company (your “Initial Option Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Letter.

Date of Grant:	On or about [September ___], 2017, on a date to be determined by the Compensation Committee

Exercise Price per Share:	[Fair Market Value on Date of Grant]

Total Number of Shares Subject
to the Option (the “Shares”):	250,000

Type of Option:	Non-Qualified Stock Option

Expiration Date:	10 years after date of award

Post-Termination Exercise Period:	Three (3) Months

Vesting Schedule:

Subject to the limitations set forth in this Letter, the Plan and the Initial Option Agreement, the Option shall vest and become exercisable, in whole or in part, in accordance with the following schedule:

Date of Vesting:	Percentage of Award Vested:

Date of Award	25%

6 Months after Award	50%

1st Anniversary of Award	75%

18 Months after Award	100%

provided, that if your Continuous Service is terminated without Cause by the Company or for Good Reason by you, if such termination occurs after the first anniversary of the Effective Date (as defined in the Employment Agreement) but prior to the second anniversary thereof, 50% of the unvested portion of the Option shall accelerate and vest immediately upon such termination.

STG Group, Inc.

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST AND BECOME EXERCISABLE, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER).

The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 13 of the Option Agreement. The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 14 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Grantee

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STG GROUP, INC.
(FORMERLY GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.)

2015 Omnibus INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

1.          Grant of Option. STG Group, Inc., a Delaware corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”), the Global Defense & National Security Systems, Inc. 2015 Omnibus Incentive Plan, as amended from time to time (the “Plan”) and the provisions of the Executive Employment Agreement by and between the Grantee and the Company, effective as of [September ___, 2016] (the “Executive Employment Agreement”) that pertain to this Option, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

2.           Exercise of Option.

(a)          Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b)          Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon the date set forth in paragraph 1 of the Exercise Notice.

(c)          Taxes. The Grantee shall be responsible for payment of all taxes relating to the exercise of the Option and the receipt and disposition of related Shares. The Grantee shall be responsible for making arrangements acceptable to the Administrator for the satisfaction of such tax withholding obligations; provided, however, that the Company may require that any tax withholding obligation arising as a result of the exercise of the Option be satisfied through the withholding by the Company of a number of Shares having a Fair Market Value equal to the minimum statutory withholding obligation (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes) that could be imposed on the transaction and, in any case, which would not result in additional accounting expense to the Company.

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3.          Notice of Exercise and Method of Payment. Notwithstanding anything herein or elsewhere to the contrary, the Grantee’s right to exercise the Option shall be conditioned upon the Grantee’s provision of advance written notice to the Company of the Grantee’s desire to exercise the Option and the Company’s and the Grantee’s agreement as to the method of payment of the exercise price and satisfaction of any tax withholding obligations resulting from the exercise. The advance written notice of exercise shall be provided by delivery to the Company of the Exercise Notice set forth in Exhibit A at least ten (10) business days before the date the Grantee intends to exercise all or any portion of the Option. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee and subject to the last paragraph of this Section 3 and, with respect to subsection (d), subject to the prior consent of the Company; provided, however, that such exercise method does not then violate any Applicable Law:

(a)          cash;

(b)          check;

(c)          surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(d)          with the prior consent of the Company, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(e)          with the prior consent of the Company, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

Notwithstanding any other provision of this Section 3, the Company may require that payment of the Exercise Price be made only pursuant to Section 3(d) above.

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4.          Restrictions on Exercise. The Option may not be exercised (i) if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws or (ii) prior to the date a Form S-8 registration statement covering the Shares underlying the Option shall have been filed and become effective. If the exercise of the Option within the applicable time periods set forth in Section 5, 6 and 7 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

5.          Termination or Change of Continuous Service. In the event the Grantee’s Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”). The Post-Termination Exercise Period shall commence on the Termination Date. In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise any vested portion of the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee’s Continuous Service (also the “Termination Date”). In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 6 and 7 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

      For purposes of this Award, the term “Cause” has the meaning set forth in the Executive Employment Agreement.

      For purposes of this Award, “Good Reason” has the meaning set forth in the Executive Employment Agreement.

6.          Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

7.          Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

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8.          Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

9.          Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

10.         Tax Consequences. The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

11.         Entire Agreement: Governing Law. The Notice, the Plan, this Option Agreement, and the provisions in the Executive Employment Agreement that pertain to this Option constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12.         Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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13.         Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

14.         Venue and Waiver of Jury Trial. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 8 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Delaware state court) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

15.         Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

END OF AGREEMENT

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EXHIBIT A

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

2015 Omnibus INCENTIVE PLAN

EXERCISE NOTICE

[COMPANY

ADDRESS]

Attention: Secretary

1.          Exercise of Option. Effective as of ______________, ___1 the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase ___________ shares of the Common Stock (the “Shares”) of STG Group, Inc. (the “Company”) under and pursuant to the Global Defense & National Security Systems, Inc. 2015 Omnibus Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

2.          Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3.          Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

4.          Payment. The Grantee hereby agrees to deliver to the Company the full Exercise Price for the Shares in accordance with Section 3 of the Option Agreement or to make arrangements acceptable to the Company to satisfy such obligations prior to the date of exercise.

5.          Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

1 Must be at least ten (10) business days after date this Exercise Notice is delivered to the Company.

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6.          Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee.

7.          Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

8.          Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

9.          Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10.         Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11.         Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12.         Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13.         Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

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Submitted by:	Accepted by:

GRANTEE:	STG Group, Inc.:

By:

Title:
(Signature)

Address:	Address:

8700 Cathedral Forest Dr. Fairfax Station, VA 22039	11091 Sunset Hills Road, Suite 200 Reston, Virginia 20190

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